Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of December 8, 2025, by and among Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Company”) and the undersigned (the “Investor”), and amends that certain Securities Purchase Agreement, dated as of December 1, 2025 (the “Securities Purchase Agreement”), by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, the Company and the Investor desire to amend certain provisions of the Securities Purchase Agreement pursuant to Section 9(e) thereof.

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the Company and the Required Holder may amend the terms of the Securities Purchase Agreement, which amendment shall be binding on all Buyers and holders of Securities.

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereto agree as follows:

1. Amendments. As of the Effective Time (as defined below):

(a) Section 4(n) of the Securities Purchase Agreement is hereby amended to add the following:

“Until the later of (a) the thirty-six (36) month anniversary of the Initial Closing Date and (b) the Covenant Defeasance Date, the Company shall not enter into any other agreement that would prohibit or otherwise restrict any Subsequent Placement involving a Variable Rate Transaction with any Buyer (or any of its affiliates).”

(b) Section 4(o) of the Securities Purchase Agreement is hereby amended to add the following as clause (x):

“In the event that the Company fails to timely notify each Buyer of a Subsequent Placement in accordance with this Section 4(o), or otherwise fails to comply with any term or condition of this Section 4(o), then such Buyer shall have the right, at such Buyer’s option, at any time during the thirty (30) calendar day period commencing on the date of the Company’s initial public announcement of such Subsequent Placement, to deliver a written notice to the Company (which may be an e-mail), which written notice shall be deemed to be an Offer Notice for all purposes hereunder. Thereafter, such Buyer shall have the right to participate in such Subsequent Placement, and/or subscribe for the securities offered in such Subsequent Placement in a separate transaction, as applicable, under the terms of, and in compliance with, this Section 4(o) as if such Offer Notice had been delivered by the Company to such Buyer.

(c) The first sentence of Section 8 of the Securities Purchase Agreement is deleted in its entirety and replaced with the following sentence:

“In the event that the Initial Closing shall not have occurred with respect to a Buyer within ten (10) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above.”

(d) The definition of “Transaction Documents” in the Securities Purchase Agreement is hereby amended to include this Amendment.

2. Acknowledgement; Ratification of Obligations. The Company and the Investor hereby confirm and agree that, except as set forth in Section 1 above, (i) the Securities Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

3. No Material Non-Public Information. Nothing in this Amendment constitutes material non-public information and the Company has previously disclosed all material, non-public information (if any) provided to the Investor by the Company or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by hereby. The Company acknowledges and agrees that no confidentiality or similar obligations under any agreement, whether written or oral, between the Company, or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates on the other hand, relating to the transactions contemplated hereby, exists as of the date hereof. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to any material, non-public information regarding the Company.

4. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, or any other Transaction Document and the Company acknowledges that the Investor and the other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any other amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any other amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyers to be joined as an additional party in any proceeding for such purpose.

5. Effectiveness. Section 1 of this Amendment shall become effective upon the due execution and delivery by the Company and the Investor of this Amendment (the “Effective Time”).

6. References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Securities Purchase Agreement and the other Transaction Documents shall refer to the Securities Purchase Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Securities Purchase Agreement (as amended hereby) and references in the Securities Purchase Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to December 1, 2025.

7. Miscellaneous. Section 9 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

APIMEDS PHARMACEUTICALS US, INC.

By:
	Name:	Erik Emerson
	Title:	President

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:

By:
Name:
Title: